UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 860, Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 12, 2016, Lucas Energy, Inc. (the “Company”, “we” and “us”) issued a press release which included results of operations for its quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01.	Regulation FD Disclosure

The information set forth in Item 2.02 above is incorporated by reference in this Item 7.01 in its entirety.

The information responsive to Item 2.02 and Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01	Other Events

Item 7.01 above is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1*	Press Release dated August 12, 2016

* Furnished herewith.

Important Information

In connection with the proposed acquisition of the assets described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2015, the Company has filed a proxy statement with the Securities and Exchange Commission. This communication is not a substitute for any proxy statement or other document the Company has or may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the proxy statement as it contains important information. Prospective investors may obtain free copies of the proxy statement, as well as other filings containing information about Lucas Energy, Inc., without charge, at the SEC’s website (www.sec.gov). Copies of Lucas Energy, Inc.’s SEC filings may also be obtained from Lucas Energy, Inc. without charge at Lucas Energy, Inc.’s website (www.lucasenergy.com) or by directing a request to Lucas Energy, Inc. at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE ACQUISITION.

Participants in Solicitation

Lucas Energy, Inc. and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding Lucas Energy, Inc.’s directors and executive officers is available in Lucas Energy, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2016 filed with the SEC on July 13, 2016 and Lucas Energy, Inc.’s definitive proxy statement on Schedule 14A, filed with the SEC on February 18, 2016. Additional information regarding the interests of such potential participants are included in the proxy statement filed with the SEC by Lucas Energy, Inc. in connection with the proposed acquisition. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed acquisition are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Lucas Energy, Inc. and the assets, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Lucas Energy, Inc.’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure to obtain the approval of stockholders of Lucas Energy, Inc. in connection with the proposed transaction;

•	the dilution associated with the shares issuable upon closing the acquisition;

•	risks associated with the debt to be assumed at closing;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	Lucas Energy, Inc.’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	the ability of Lucas Energy, Inc. to effectively integrate the assets acquired; and

•	the diversion of management time on transaction-related issues.

Lucas Energy, Inc.’s forward-looking statements are based on assumptions that Lucas Energy, Inc. believes to be reasonable but that may not prove to be accurate. Lucas Energy, Inc. cannot guarantee future results, levels of activity, performance or achievements. Lucas Energy, Inc. assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.

Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name:	Anthony C. Schnur
Title:	Chief Executive Officer

Date: August 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated August 12, 2016

* Furnished herewith.